UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01228
Van Kampen Growth and Income Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)          (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 11/30
Date of reporting period: 11/30/08

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Growth and Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of November 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 11/30/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 1000® Value Index, from 11/30/98 through 11/30/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		R Shares	I Shares
	since 8/01/46		since 8/02/93		since 8/02/93		since 10/01/02	since 10/19/04
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges
Since Inception	9.10%	9.00%	7.80%	7.80%	7.43%	7.43%	4.33%	–0.71%
10-year	3.39	2.78	2.84	2.84	2.63	2.63	—	—
5-year	1.02	–0.17	0.67	0.43	0.28	0.28	0.75	—
1-year	–35.05	–38.80	–35.09	–38.14	–35.54	–36.15	–35.25	–34.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares, up to 1.00 percent for Class B and C shares and up to 0.50 percent for Class R shares. Class R shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The since inception and 10-year returns for Class B shares reflect the conversion to Class A shares after eight years. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It included those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended November 30, 2008

Market Conditions

Paralyzed credit markets, looming economic recession, and a seemingly underwhelming policy response to the banking crisis contributed to extremely negative sentiment for stocks during the 12-month period. Despite the Federal Reserve’s attempts to stimulate liquidity and restore confidence, risk perceptions increased dramatically, causing credit markets to freeze. Stock market volatility spiked amid a wave of failures and near failures of some of the most prominent financial institutions in the U.S. In early October, the federal government passed the $700 billion Troubled Asset Relief Program to help stabilize the financial system. But the administration of that aid seemed to stall as officials debated how to best implement it, which was an additional disappointment to investors.

Furthermore, what started as a U.S. banking crisis ballooned into a global financial crisis in September and October, with governments across Europe intervening to rescue ailing banks in their respective countries. Global markets crashed, and central banks around the world made a coordinated effort to try to stabilize conditions. However, the outlook remained grim as both the Eurozone and Japan fell into recession.

The U.S. economic picture continued to darken as well, further dampening investor sentiment. Unemployment continued to rise, with job losses occurring in every sector. Although consumers felt some relief at the gas pump as oil prices fell significantly since July, consumer confidence plummeted and retail sales remained soft. Manufacturing indexes fell to levels indicative of past recessions. At the close of the period, the National Bureau of Economic Research officially confirmed that a recession had begun in December 2007. Volatility persisted through the period-end, as many observers believed that more pain is to come for the economy and the markets in 2009.

Performance Analysis

All share classes of Van Kampen Growth and Income Fund outperformed the Russell 1000® Value Index (“the Index”) for the 12 months ended November 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended November 30, 2008

					Russell 1000®
Class A	Class B	Class C	Class R	Class I	Value Index

–35.05%	–35.09%	–35.54%	–35.25%	–34.90%	–38.32%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

All sectors in the Index had negative absolute returns for the period. Although the same was true for the Fund, on a relative basis the Fund lost less value than the Index. Specifically, the Fund had better relative performance in the financial services sector, driven by stock selection. Here the Fund held a diversified financial services stock that was more resilient than many of its peers due to its lower subprime mortgage exposure. An underweight to regional banks was also advantageous. The Fund’s insurance stocks, particularly in the property and casualty segment, held up relatively well because of these companies’ comparatively more conservative balance sheets. Elsewhere, an overweight position in the consumer staples sector was another positive relative contributor. Within the sector, the Fund held a food and staples retailer that benefited from prudent inventory management and scaling down its growth strategy.

Other investments were a source of negative relative performance, however, the Fund’s underweight positions in the energy and telecommunication services sectors were relative detractors. Although both sectors had negative returns for the period, they were among the better performing sectors in the Index. Stock selection in the consumer discretionary sector was an area of weakness, as retail holdings were hurt by falling consumer spending and media holdings saw declining advertising revenues.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 11/30/08 (Unaudited)

JPMorgan Chase & Co.	4.8%
Marsh & McLennan Cos., Inc.	3.7
Schering-Plough Corp.	3.0
Unilever N.V.	3.0
Wal-Mart Stores, Inc.	2.7
Bayer AG	2.6
Abbott Laboratories	2.6
Time Warner, Inc.	2.5
American Electric Power Co., Inc.	2.4
Verizon Communications, Inc.	2.3

Summary of Investments by Industry Classification as of 11/30/08 (Unaudited)

Pharmaceuticals	12.5%
Integrated Oil & Gas	7.5
Other Diversified Financial Services	7.1
Packaged Foods & Meats	6.9
Electric Utilities	5.3
Property & Casualty Insurance	4.4
Movies & Entertainment	4.2
Insurance Brokers	3.7
Regional Banks	3.6
Diversified Chemicals	2.8
Hypermarkets & Super Centers	2.7
Integrated Telecommunication Services	2.3
Industrial Conglomerates	2.3
Aerospace & Defense	2.1
Investment Companies	2.1
Broadcasting & Cable TV	1.9
Soft Drinks	1.7
Health Care Equipment	1.7
Household Products	1.7
Home Improvement Retail	1.6
Tobacco	1.6
Computer Hardware	1.4
Investment Banking & Brokerage	1.4
Communications Equipment	1.4
Internet Software & Services	1.3
Gold	1.1
Oil & Gas Exploration & Production	1.1
Semiconductors	1.0
Diversified Banks	0.8
Personal Products	0.7
Health Care Distributors	0.6
Human Resource & Employment Services	0.5
Restaurants	0.5
Oil & Gas Equipment & Services	0.5
Airlines	0.5
Motorcycle Manufacturers	0.4
Consumer Electronics	0.4
Department Stores	0.4
(continued on next page)

Summary of Investments by Industry Classification as of 11/30/08 (Unaudited)
(continued from previous page)

Systems Software	0.3
Computer Storage & Peripherals	0.2

Total Long-Term Investments	94.2
Short-Term Investments	5.9
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/1/08 - 11/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	6/1/08	11/30/08	6/1/08-11/30/08

Class A
Actual	$1,000.00	$694.18	$3.35
Hypothetical	1,000.00	1,021.05	3.99
(5% annual return before expenses)

Class B
Actual	1,000.00	694.04	3.52
Hypothetical	1,000.00	1,020.85	4.19
(5% annual return before expenses)

Class C
Actual	1,000.00	691.54	6.34
Hypothetical	1,000.00	1,017.50	7.57
(5% annual return before expenses)

Class R
Actual	1,000.00	693.27	4.40
Hypothetical	1,000.00	1,019.80	5.25
(5% annual return before expenses)

Class I
Actual	1,000.00	695.23	2.29
Hypothetical	1,000.00	1,022.30	2.73
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 0.83%, 1.50%, 1.04% and 0.54% for Class A, B, C, R and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The expense ratios for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2008

	Number of
Description	Shares	Value

Common Stocks 91.5%
Aerospace & Defense 2.1%
Raytheon Co.	2,565,600	$125,201,280

Airlines 0.5%
Continental Airlines, Inc., Class B (a)	1,910,100	28,040,268

Broadcasting & Cable TV 1.9%
Comcast Corp., Class A	6,601,100	114,463,074

Communications Equipment 1.4%
Alcatel-Lucent—ADR (France) (a)	9,887,908	21,160,123
Cisco Systems, Inc. (a)	3,601,300	59,565,502

		80,725,625

Computer Hardware 1.4%
Hewlett-Packard Co.	2,400,400	84,686,112

Computer Storage & Peripherals 0.2%
EMC Corp. (a)	1,255,600	13,271,692

Consumer Electronics 0.4%
Sony Corp.—ADR (Japan)	1,221,500	23,672,670

Department Stores 0.4%
Macy’s, Inc.	3,081,300	22,863,246

Diversified Banks 0.8%
Mitsubishi UFJ Financial Group, Inc.—ADR (Japan)	1,988,400	10,896,432
Mizuho Financial Group, Inc.—ADR (Japan)	3,762,600	19,866,528
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,560	16,728,119

		47,491,079

Diversified Chemicals 2.8%
Bayer AG—ADR (Germany)	3,027,700	156,902,075
Du Pont (E.I.) de Nemours & Co.	468,700	11,745,622

		168,647,697

Electric Utilities 5.3%
American Electric Power Co., Inc.	4,586,000	143,495,940
Entergy Corp.	776,781	66,104,063
FirstEnergy Corp.	1,877,700	109,995,666

		319,595,669

Gold 1.1%
Newmont Mining Corp.	1,994,200	67,104,830

Health Care Distributors 0.6%
Cardinal Health, Inc.	1,149,700	37,388,244

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2008  continued

	Number of
Description	Shares	Value

Health Care Equipment 1.7%
Boston Scientific Corp. (a)	5,672,900	$35,001,793
Covidien Ltd. (Bermuda)	1,834,975	67,618,829

		102,620,622

Home Improvement Retail 1.6%
Home Depot, Inc.	4,162,700	96,199,997

Household Products 1.7%
Kimberly-Clark Corp.	595,300	34,402,387
Procter & Gamble Co.	1,034,900	66,595,815

		100,998,202

Human Resource & Employment Services 0.5%
Manpower, Inc.	607,900	19,136,692
Robert Half International, Inc.	557,000	11,635,730

		30,772,422

Hypermarkets & Super Centers 2.7%
Wal-Mart Stores, Inc.	2,862,200	159,939,736

Industrial Conglomerates 2.3%
General Electric Co.	3,938,800	67,629,196
Siemens AG—ADR (Germany)	734,300	43,837,710
Tyco International Ltd. (Bermuda)	1,386,275	28,973,147

		140,440,053

Insurance Brokers 3.7%
Marsh & McLennan Cos., Inc.	8,776,700	223,805,850

Integrated Oil & Gas 7.5%
BP PLC—ADR (United Kingdom)	1,311,300	63,847,197
ConocoPhillips	687,280	36,095,946
Exxon Mobil Corp.	1,569,700	125,811,455
Occidental Petroleum Corp.	2,010,600	108,853,884
Royal Dutch Shell PLC, Class A—ADR (United Kingdom)	2,117,700	113,191,065

		447,799,547

Integrated Telecommunication Services 2.3%
Verizon Communications, Inc.	4,302,514	140,477,082

Internet Software & Services 1.3%
eBay, Inc. (a)	6,083,400	79,875,042

Investment Banking & Brokerage 1.4%
Charles Schwab Corp.	4,471,700	81,966,261

Motorcycle Manufacturers 0.4%
Harley-Davidson, Inc.	1,556,100	26,469,261

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2008  continued

	Number of
Description	Shares	Value

Movies & Entertainment 4.2%
Time Warner, Inc.	16,812,200	$152,150,410
Viacom, Inc., Class B (a)	6,156,200	98,006,704

		250,157,114

Oil & Gas Equipment & Services 0.5%
Schlumberger Ltd. (Netherlands Antilles)	562,940	28,563,576

Oil & Gas Exploration & Production 1.1%
Anadarko Petroleum Corp.	304,500	12,499,725
Devon Energy Corp.	749,900	54,247,766

		66,747,491

Other Diversified Financial Services 6.5%
Bank of America Corp.	6,348,588	103,164,555
JPMorgan Chase & Co.	9,040,582	286,224,826

		389,389,381

Packaged Foods & Meats 6.9%
Cadbury PLC—ADR (United Kingdom)	4,066,148	137,638,703
Kraft Foods, Inc., Class A	3,516,477	95,683,339
Unilever N.V. (Netherlands)	7,600,500	177,623,685

		410,945,727

Personal Products 0.7%
Estee Lauder Cos., Inc., Class A	1,578,900	44,051,310

Pharmaceuticals 12.5%
Abbott Laboratories	2,993,300	156,818,987
Bristol-Myers Squibb Co.	6,324,500	130,917,150
Novartis AG—ADR (Switzerland)	2,133,200	100,089,744
Roche Holdings, Inc.—ADR (Switzerland)	1,492,100	104,415,666
Schering-Plough Corp.	10,831,900	182,084,239
Wyeth	2,166,500	78,015,665

		752,341,451

Property & Casualty Insurance 4.4%
Chubb Corp.	2,580,300	132,524,208
Travelers Cos., Inc.	3,068,086	133,921,954

		266,446,162

Regional Banks 3.6%
KeyCorp.	3,864,600	36,249,948
PNC Financial Services Group, Inc.	2,072,900	109,386,933
SunTrust Banks, Inc.	2,252,900	71,484,517

		217,121,398

Restaurants 0.5%
Starbucks Corp. (a)	3,237,400	28,909,982

Semiconductors 1.0%
ASML Holding N.V. (Netherlands)	609,700	9,346,701
Intel Corp.	3,596,700	49,634,460

		58,981,161

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2008  continued

	Number of
Description	Shares	Value

Soft Drinks 1.7%
Coca-Cola Co.	2,193,300	$102,799,971

Systems Software 0.3%
Oracle Corp. (a)	535,400	8,614,586
Symantec Corp. (a)	935,445	11,253,403

		19,867,989

Tobacco 1.6%
Altria Group, Inc.	1,732,400	27,856,992
Philip Morris International, Inc.	1,612,300	67,974,568

		95,831,560

Total Common Stocks 91.5%		5,496,669,834

Investment Companies 2.1%
Financial Select Sector SPDR Fund	7,349,000	92,670,890
Regional Bank Holders Trust	148,800	11,686,752
SPDR KBW Regional Banking Fund	654,246	19,398,394

Total Investment Companies 2.1%		123,756,036

Convertible Preferred Stocks 0.6%
Other Diversified Financial Services 0.6%
Bank of America Corp., Ser L	59,630	36,463,745

Total Long-Term Investments 94.2% (Cost $6,767,639,434)		5,656,889,615

Short-Term Investments 5.9%
Repurchase Agreements 4.2%
Banc of America Securities ($52,181,769 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.30%, dated 11/28/08, to be sold on 12/01/08 at $52,183,073)		52,181,769
Citigroup Global Markets, Inc. ($104,363,538 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 11/28/08, to be sold on 12/01/08 at $104,365,712)		104,363,538
JPMorgan Chase & Co. ($31,309,061 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 11/28/08, to be sold on 12/01/08 at $31,309,583)		31,309,061
State Street Bank & Trust Co. ($62,534,632 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 11/28/08, to be sold on 12/01/08 at $62,534,788)		62,534,632

Total Repurchase Agreements 4.2%		250,389,000

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2008  continued

Description	Value

United States Government Agency Obligations 1.7%
Federal Home Loan Bank Discount Notes ($105,000,000 par, yielding 0.10%, 12/01/08 maturity)	$105,000,000

Total Short-Term Investments 5.9% (Cost $355,389,000)	355,389,000

Total Investments 100.1% (Cost $7,123,028,434)	6,012,278,615

Liabilities in Excess of Other Assets (0.1%)	(7,063,172)

Net Assets 100.0%	$6,005,215,443

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $16,728,119 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Futures contracts outstanding as of November 30, 2008:

		Unrealized
		Appreciation/
Futures Contracts	Contracts	Depreciation

Long Contracts:
S&P Mini 500 Index Futures, December 2008 (Current Notional Value of $44,765 per contract)	1,430	$125,120

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Statements

Statement of Assets and Liabilities
November 30, 2008

Assets:
Total Investments (Cost $7,123,028,434)	$6,012,278,615
Cash	986
Receivables:
Dividends	16,800,653
Fund Shares Sold	9,583,144
Investments Sold	7,279,532
Variation Margin on Futures	650,650
Interest	4,157
Other	414,403

Total Assets	6,047,012,140

Liabilities:
Payables:
Investments Purchased	22,685,494
Fund Shares Repurchased	11,669,516
Investment Advisory Fee	1,761,770
Distributor and Affiliates	1,587,702
Trustees’ Deferred Compensation and Retirement Plans	516,282
Accrued Expenses	3,575,933

Total Liabilities	41,796,697

Net Assets	$6,005,215,443

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$7,676,556,716
Accumulated Undistributed Net Investment Income	18,062,492
Accumulated Net Realized Loss	(578,810,695)
Net Unrealized Depreciation	(1,110,593,070)

Net Assets	$6,005,215,443

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $4,416,052,145 and 318,461,516 shares of beneficial interest issued and outstanding)	$13.87
Maximum sales charge (5.75%* of offering price)	0.85

Maximum offering price to public	$14.72

Class B Shares:
Net asset value and offering price per share (Based on net assets of $365,276,994 and 26,551,378 shares of beneficial interest issued and outstanding)	$13.76

Class C Shares:
Net asset value and offering price per share (Based on net assets of $301,305,890 and 21,929,036 shares of beneficial interest issued and outstanding)	$13.74

Class R Shares:
Net asset value and offering price per share (Based on net assets of $78,521,934 and 5,660,964 shares of beneficial interest issued and outstanding)	$13.87

Class I Shares:
Net asset value and offering price per share (Based on net assets of $844,058,480 and 60,825,128 shares of beneficial interest issued and outstanding)	$13.88

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended November 30, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $6,133,185)	$215,125,306
Interest	9,114,727

Total Income	224,240,033

Expenses:
Investment Advisory Fee	30,885,591
Distribution (12b-1) and Service Fees
Class A	16,043,363
Class B	1,741,897
Class C	4,456,872
Class R	612,471
Transfer Agent Fees	13,490,311
Accounting and Administrative Expenses	1,096,001
Reports to Shareholders	755,137
Professional Fees	312,494
Custody	310,643
Trustees’ Fees and Related Expenses	193,959
Registration Fees	131,083
Other	214,412

Total Expenses	70,244,234
Less Credits Earned on Cash Balances	62,876

Net Expenses	70,181,358

Net Investment Income	$154,058,675

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(543,942,419)
Futures	1,842,938
Foreign Currency Transactions	(153,590)

Net Realized Loss	(542,253,071)

Unrealized Appreciation/Depreciation:
Beginning of the Period	1,958,663,439
End of the Period:
Investments	(1,110,749,819)
Futures	125,120
Foreign Currency Translation	31,629

(1,110,593,070)

Net Unrealized Depreciation During the Period	(3,069,256,509)

Net Realized and Unrealized Loss	$(3,611,509,580)

Net Decrease in Net Assets From Operations	$(3,457,450,905)

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	November 30, 2008	November 30, 2007

From Investment Activities:
Operations:
Net Investment Income	$154,058,675	$166,371,369
Net Realized Gain/Loss	(542,253,071)	444,971,377
Net Unrealized Appreciation/Depreciation During the Period	(3,069,256,509)	130,607,572

Change in Net Assets from Operations	(3,457,450,905)	741,950,318

Distributions from Net Investment Income:
Class A Shares	(125,600,223)	(137,769,865)
Class B Shares	(12,128,555)	(13,764,577)
Class C Shares	(5,762,549)	(6,307,195)
Class R Shares	(2,068,289)	(2,110,508)
Class I Shares	(24,032,254)	(19,600,541)

	(169,591,870)	(179,552,686)

Distributions from Net Realized Gain:
Class A Shares	(326,751,506)	(366,937,964)
Class B Shares	(32,723,684)	(41,724,240)
Class C Shares	(24,928,611)	(29,821,286)
Class R Shares	(5,894,328)	(6,144,480)
Class I Shares	(49,700,098)	(42,118,481)

	(439,998,227)	(486,746,451)

Total Distributions	(609,590,097)	(666,299,137)

Net Change in Net Assets from Investment Activities	(4,067,041,002)	75,651,181

From Capital Transactions:
Proceeds from Shares Sold	1,744,714,197	2,078,702,323
Net Asset Value of Shares Issued Through Dividend Reinvestment	560,884,166	610,204,102
Cost of Shares Repurchased	(2,720,842,252)	(2,489,056,839)

Net Change in Net Assets from Capital Transactions	(415,243,889)	199,849,586

Total Increase/Decrease in Net Assets	(4,482,284,891)	275,500,767
Net Assets:
Beginning of the Period	10,487,500,334	10,211,999,567

End of the Period (Including accumulated undistributed net investment income of $18,062,492 and $33,755,495, respectively)	$6,005,215,443	$10,487,500,334

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended November 30,
Class A Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$22.72	$22.62	$21.72	$19.55	$16.95

Net Investment Income (a)	0.33	0.36	0.35	0.26	0.23
Net Realized and Unrealized Gain/Loss	(7.86)	1.21	2.43	2.38	2.59

Total from Investment Operations	(7.53)	1.57	2.78	2.64	2.82

Less:
Distributions from Net Investment Income	0.37	0.39	0.31	0.25	0.22
Distributions from Net Realized Gain	0.95	1.08	1.57	0.22	-0-

Total Distributions	1.32	1.47	1.88	0.47	0.22

Net Asset Value, End of the Period	$13.87	$22.72	$22.62	$21.72	$19.55

Total Return (b)	–35.05%	7.26%	13.76%	13.74%	16.72%
Net Assets at End of the Period (In millions)	$4,416.1	$7,793.4	$7,711.9	$6,439.4	$5,447.7
Ratio of Expenses to Average Net Assets	0.79%	0.77%	0.79%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.78%	1.58%	1.66%	1.27%	1.25%
Portfolio Turnover	42%	26%	30%	43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended November 30,
Class B Shares	2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$22.57		$22.47		$21.52		$19.37	$16.81

Net Investment Income (a)	0.32		0.34		0.34		0.10	0.09
Net Realized and Unrealized Gain/Loss	(7.81)		1.20		2.41		2.37	2.55

Total from Investment Operations	(7.49)		1.54		2.75		2.47	2.64

Less:
Distributions from Net Investment Income	0.37		0.36		0.23		0.10	0.08
Distributions from Net Realized Gain	0.95		1.08		1.57		0.22	-0-

Total Distributions	1.32		1.44		1.80		0.32	0.08

Net Asset Value, End of the Period	$13.76		$22.57		$22.47		$21.52	$19.37

Total Return (b)	–35.09%	(c)	7.18%	(c)	13.70%	(c)	12.93%	15.76%
Net Assets at End of the Period (In millions)	$365.3		$777.6		$869.9		$916.6	$902.9
Ratio of Expenses to Average Net Assets	0.84%	(c)	0.85%	(c)	0.84%	(c)	1.56%	1.57%
Ratio of Net Investment Income to Average Net Assets	1.72%	(c)	1.50%	(c)	1.60%	(c)	0.50%	0.48%
Portfolio Turnover	42%		26%		30%		43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (see footnote 7).

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended November 30,
Class C Shares	2008		2007		2006	2005	2004

Net Asset Value, Beginning of the Period	$22.53		$22.43		$21.56	$19.41	$16.83

Net Investment Income (a)	0.20		0.20		0.19	0.10	0.09
Net Realized and Unrealized Gain/Loss	(7.81)		1.21		2.41	2.37	2.57

Total from Investment Operations	(7.61)		1.41		2.60	2.47	2.66

Less:
Distributions from Net Investment Income	0.23		0.23		0.16	0.10	0.08
Distributions from Net Realized Gain	0.95		1.08		1.57	0.22	-0-

Total Distributions	1.18		1.31		1.73	0.32	0.08

Net Asset Value, End of the Period	$13.74		$22.53		$22.43	$21.56	$19.41

Total Return (b)	–35.54%	(c)	6.53%	(c)	12.88%	12.90%	15.86%
Net Assets at End of the Period (In millions)	$301.3		$591.0		$620.6	$557.2	$468.7
Ratio of Expenses to Average Net Assets	1.51%	(c)	1.48%	(c)	1.54%	1.56%	1.57%
Ratio of Net Investment Income to Average Net Assets	1.06%	(c)	0.87%	(c)	0.91%	0.51%	0.49%
Portfolio Turnover	42%		26%		30%	43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (see footnote 7).

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended November 30,
Class R Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$22.73	$22.62	$21.72	$19.55	$16.96

Net Investment Income (a)	0.29	0.30	0.31	0.21	0.19
Net Realized and Unrealized Gain/Loss	(7.88)	1.22	2.42	2.38	2.57

Total from Investment Operations	(7.59)	1.52	2.73	2.59	2.76

Less:
Distributions from Net Investment Income	0.32	0.33	0.26	0.20	0.17
Distributions from Net Realized Gain	0.95	1.08	1.57	0.22	-0-

Total Distributions	1.27	1.41	1.83	0.42	0.17

Net Asset Value, End of the Period	$13.87	$22.73	$22.62	$21.72	$19.55

Total Return (b)	–35.25%	7.03%	13.48%	13.46%	16.36%
Net Assets at End of the Period (In millions)	$78.5	$140.2	$128.5	$45.1	$19.0
Ratio of Expenses to Average Net Assets	1.04%	1.02%	1.04%	1.05%	1.07%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.33%	1.46%	1.02%	1.02%
Portfolio Turnover	42%	26%	30%	43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and services of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					October 19, 2004
					(Commencement of
	Year Ended November 30,				Operations) to
Class I Shares	2008	2007	2006	2005	November 30, 2004

Net Asset Value, Beginning of the Period	$22.74	$22.63	$21.73	$19.55	$18.34

Net Investment Income (a)	0.38	0.41	0.41	0.28	0.05
Net Realized and Unrealized Gain/Loss	(7.87)	1.23	2.43	2.42	1.16

Total from Investment Operations	(7.49)	1.64	2.84	2.70	1.21

Less:
Distributions from Net Investment Income	0.42	0.45	0.37	0.30	-0-
Distributions from Net Realized Gain	0.95	1.08	1.57	0.22	-0-

Total Distributions	1.37	1.53	1.94	0.52	-0-

Net Asset Value, End of the Period	$13.88	$22.74	$22.63	$21.73	$19.55

Total Return (b)	-34.90%	7.57%	13.98%	14.11%	6.60% *
Net Assets at End of the Period (In millions)	$844.1	$1,185.3	$881.2	$781.6	$35.6
Ratio of Expenses to Average Net Assets	0.54%	0.52%	0.54%	0.57%	0.62%
Ratio of Net Investment Income to Average Net Assets	2.04%	1.83%	1.92%	1.41%	2.51%
Portfolio Turnover	42%	26%	30%	43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2008

1. Significant Accounting Policies
Van Kampen Growth and Income Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation  Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2008  continued

for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments carried at value:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1—Quoted Prices	$5,204,741,307	$125,120
Level 2—Other Significant Observable Inputs	807,537,308	-0-
Level 3—Significant Unobservable Inputs	-0-	-0-

Total	$6,012,278,615	$125,120

*	Other financial instruments include futures, forwards and swap contracts.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2008  continued

Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on May 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended November 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 2008, the Fund had an accumulated capital loss carry forward for tax purposes of $210,768,209, which will expire according to the following schedule:

Amount	Expiration

$210,768,209	November 30, 2016

At November 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$7,154,956,926

Gross tax unrealized appreciation	$572,518,121
Gross tax unrealized depreciation	(1,715,196,432)

Net tax unrealized depreciation on investments	$(1,142,678,311)

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended November 30, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$254,363,995	$232,788,380
Long-term capital gain	355,226,102	433,510,757

	$609,590,097	$666,299,137

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2008  continued

Permanent differences, primarily due to a reclass of currency losses, resulted in the following reclassifications among the Fund’s components of net assets at November 30, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(159,808)	$159,808	$-0-

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$18,886,517

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes, post-October losses of $336,142,463, which are not recognized for tax purposes until the first day of the following fiscal year, and the deferral of losses relating to wash sale transactions.

F. Credit Earned on Cash Balances During the year ended November 30, 2008, the Fund’s custody fee was reduced by $62,876 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $150 million	.50%
Next $100 million	.45%
Next $100 million	.40%
Over $350 million	.35%

For the year ended November 30, 2008, the Fund recognized expenses of approximately $273,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2008  continued

Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended November 30, 2008, the Fund recognized expenses of approximately $421,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 2008, the Fund recognized expenses of approximately $2,878,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $313,000 are included in “Other” assets on the Statement of Assets and Liabilities at November 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended November 30, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $62,972.
For the year ended November 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $889,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $751,900. Sales charges do not represent expenses of the Fund.

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2008  continued

3. Capital Transactions
For the years ended November 30, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	November 30, 2008		November 30, 2007
	Shares	Value	Shares	Value

Sales:
Class A	57,825,716	$1,072,657,142	63,242,684	$1,433,665,936
Class B	2,086,418	38,343,527	2,955,981	66,415,538
Class C	2,193,348	39,846,518	2,770,245	62,079,753
Class R	1,987,366	37,408,947	3,065,452	69,677,879
Class I	30,477,708	556,458,063	19,648,255	446,863,217

Total Sales	94,570,556	$1,744,714,197	91,682,617	$2,078,702,323

Dividend Reinvestment:
Class A	20,369,092	$426,114,201	21,356,077	$468,749,209
Class B	1,992,302	41,462,405	2,333,275	50,818,736
Class C	1,203,882	25,238,374	1,342,298	29,199,748
Class R	342,385	7,176,954	352,570	7,742,695
Class I	2,927,711	60,892,232	2,443,072	53,693,714

Total Dividend Reinvestment	26,835,372	$560,884,166	27,827,247	$610,204,102

Repurchases:
Class A	(102,710,778)	$(1,871,333,672)	(82,607,779)	$(1,879,249,031)
Class B	(11,976,603)	(217,887,951)	(9,560,668)	(215,715,361)
Class C	(7,702,168)	(139,886,709)	(5,544,385)	(124,918,913)
Class R	(2,838,704)	(51,093,200)	(2,929,281)	(67,066,768)
Class I	(24,704,188)	(440,640,720)	(8,901,079)	(202,106,766)

Total Repurchases	(149,932,441)	$(2,720,842,252)	(109,543,192)	$(2,489,056,839)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended November 30, 2008, the Fund received redemption fees of approximately $27,500 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008 the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,521,960,238 and $4,092,865,714, respectively.

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2008  continued

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin).
Transactions in futures contracts for the year ended November 30, 2008, are as follows:

Contracts

Outstanding at November 30, 2007	-0-
Futures Opened	2,803
Futures Closed	(1,373)

Outstanding at November 30, 2008	1,430

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amount may be recovered from subsequent payments under the distribution plan or CDSC.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2008  continued

9. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Van Kampen Growth and Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Growth and Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Growth and Income Fund (the “Fund”), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Growth and Income Fund at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
January 16, 2009

Van Kampen Growth and Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 2008. For corporate shareholders 87% of the distributions qualify for the dividends received deduction. The Fund designated and paid $355,226,102 as a long-term capital gain distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $217,223,202 as tax at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Growth and Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Interested Trustee:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Growth and Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

21, 121, 221, 621, 321
GIANN 1/09
IU09-00002P-Y11/08

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and November 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. All three editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
     2008

	Registrant		Covered Entities(1)
Audit Fees	$35,800		N/A

Non-Audit Fees
Audit-Related Fees	$0		$742,276	(2)
Tax Fees	$2,800	(3)	$99,522	(4)
All Other Fees	$0		$205,436	(5)
Total Non-Audit Fees	$2,800		$1,047,234

Total	$38,600		$1,047,234

2007

	Registrant		Covered Entities(1)
Audit Fees	$32,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$731,800	(2)
Tax Fees	$2,575	(3)	$59,185	(4)
All Other Fees	$0		$211,105	(5)
Total Non-Audit Fees	$2,575		$1,002,090

Total	$35,075		$1,002,090

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and an advisory consulting project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1.	STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2.	Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3.	Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4.	Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5.	Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6.	All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7.	Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8.	Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.	Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10.	Covered Entities
      Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
-	Van Kampen Investments Inc.

-	Van Kampen Asset Management

-	Van Kampen Advisors Inc.

-	Van Kampen Funds Inc.

-	Van Kampen Investor Services Inc.

-	Morgan Stanley Investment Management Inc.

-	Morgan Stanley Trust Company

-	Morgan Stanley Investment Management Ltd.

-	Morgan Stanley Investment Management Company

-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Growth and Income Fund

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: January 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer
Date: January 20, 2009

By:	/s/ Stuart N. Schuldt

Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: January 20, 2009